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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 24, 2003

                           BANCSHARES OF FLORIDA, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

        Florida                      333-74997                   59-3535315
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(State or other jurisdiction     Commission File Number      (I.R.S. Employer
     Of incorporation)                                       Identification No.)

                               1185 Immokalee Road
                              Naples, Florida 34110
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                    (address of principal executive offices)
                  Registrant's telephone number: (239) 254-2100

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ITEM 5. Other Events

      On July 24, 2003, Bancshares of Florida, Inc. issued a press release announcing earnings for the period ended June 30, 2003. The press release is attached as Exhibit 99.1.

Date: July 24, 2003

                                        Bancshares of Florida, Inc.
                                        (Registrant)

                                        By: \s\ Thomas M. Whelan
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                                            Thomas M. Whelan
                                            Chief Financial Officer
                                            (239) 254-2100

                                INDEX TO EXHIBITS

  Exhibit
    No.           Description
    ---           -----------
  99.1            Press Release